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                                                                   EXHIBIT 23.2





The Board of Directors
TIB Financial Corp.
Key Largo, Florida:

We consent to the use of our reports included herein and to the reference in our firm under the heading "Experts" in the prospectus.

Miami, Florida
May 2, 1997
                                        KMPG PEAT MARWICK, LLP